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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             Compuware Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

COMPUWARE CORPORATION
---------------------------------------------------------------
Corporate Headquarters
ONE CAMPUS MARTIUS, DETROIT, MICHIGAN 48226
(313) 227-7300                                                  [COMPUWARE LOGO]

                                                                   July 21, 2003

Dear Compuware Shareholder:

     You are cordially invited to attend the 2003 Annual Meeting of Shareholders of Compuware Corporation to be held at 3:00 p.m., Eastern Daylight Time, on Tuesday, August 26, 2003. The meeting will be held at Compuware's corporate offices, One Campus Martius, Detroit, Michigan 48226.

     The following pages contain the formal Notice of the Annual Meeting and the Proxy Statement. You may wish to review this material for information concerning the business to be conducted at the meeting and the nominees for election as directors.

     Please indicate whether you plan to attend the meeting in the space provided on the proxy card, or press the appropriate key if voting by telephone or by Internet. If your shares are currently held in the name of your broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the July 1, 2003 record date. This will help us determine whether you are permitted to attend the meeting. You must be a Compuware shareholder or his or her named representative to be entitled to attend the meeting. You must also obtain a legal proxy if you desire to vote at the meeting.

     Your vote is important. Whether you plan to attend the meeting or not, we urge you to vote your shares, by completing, signing and returning your proxy card or by telephone or Internet, as soon as possible. This will ensure that your shares are voted in the event you are unable to attend the meeting. You may, of course, revoke your proxy and, if you are a shareholder of record, vote in person at the meeting if you so desire.

                                          Sincerely,

                                          /s/ PETER KARMANOS, JR.
                                          Peter Karmanos, Jr.
                                          Chairman and Chief Executive Officer

                             COMPUWARE CORPORATION
                               ONE CAMPUS MARTIUS
                            DETROIT, MICHIGAN 48226

               NOTICE OF THE 2003 ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 26, 2003

To the Shareholders:

     This is our notice to you that the 2003 Annual Meeting of Shareholders of Compuware Corporation will be held at our corporate offices, One Campus Martius, Detroit, Michigan 48226, on Tuesday, August 26, 2003 at 3:00 p.m., Eastern Daylight Time, to consider and act upon the following matters:

     (1) The election of 12 directors to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified.

     (2) Such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on July 1, 2003 will be entitled to vote at the meeting.

     We call your attention to the attached Proxy Statement and the accompanying proxy card. We request that you vote your shares and indicate whether you plan to attend the meeting by either signing, dating and returning the proxy card in the enclosed envelope or by using the telephone or Internet voting mechanisms described in the Proxy Statement. If you attend the meeting and are a shareholder of record, you may withdraw your proxy and vote your shares in person at the meeting.

     Due to space limitations at our new headquarters, it may be necessary for us to use an additional conference room at this year's meeting to accommodate all shareholders who wish to attend.

     A copy of the 2003 Annual Report for the fiscal year ended March 31, 2003 accompanies this notice.

                                          By Order of the Board of Directors,

                                          /s/ THOMAS COSTELLO, JR.
                                          Thomas M. Costello, Jr., Secretary

Detroit, Michigan
July 21, 2003

                             COMPUWARE CORPORATION

                                PROXY STATEMENT
                      2003 ANNUAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement and the accompanying Notice of the 2003 Annual Meeting of Shareholders, 2003 Annual Report and proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Compuware Corporation. The proxies are being solicited for use at the 2003 Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Daylight Time, on Tuesday, August 26, 2003, at the headquarters of Compuware Corporation, One Campus Martius, Detroit, Michigan 48226, and at any adjournment of that meeting. The proxies are being solicited from holders of our common shares, par value $.01 per share. We expect that this Proxy Statement and the accompanying materials will be first sent or given to shareholders on or about July 21, 2003.

     We urge you to vote your shares promptly to make certain that your vote will be counted at the meeting. There are four different ways you may cast your vote this year. You may vote by:

     - TELEPHONE, using the toll-free number listed on your proxy card. Please follow the instructions on your proxy card. If you vote using the telephone, you need not mail in your proxy card;

     - INTERNET. Go to the voting site at http://www.eproxyvote.com/cpwr and follow the instructions on the screen. When prompted for your Voter Control Number, enter the number printed on the proxy card. If you vote using the Internet, you need not mail in your proxy card.

     - MARKING, SIGNING, DATING AND MAILING each proxy card and returning it in the envelope provided; or

     - ATTENDING AND COMPLETING A BALLOT AT THE ANNUAL MEETING, if you are a shareholder of record.

     If you give a proxy, you may revoke it at any time before it is voted by:

     - giving our Secretary a written notice of revocation that is dated later than the proxy card;

     - signing a later-dated proxy card relating to the same shares and delivering it to the transfer agent;

     - voting again by telephone or Internet (prior to August 25, 2003 at 11:59 p.m., Eastern Daylight Time), since only your latest vote will be counted; or

     - by attending the Annual Meeting and voting in person, if you are a shareholder of record.

     Your attendance at the Annual Meeting will not in and of itself revoke your proxy. Any written notice of revocation should be sent to: Secretary, Compuware Corporation, One Campus Martius, Detroit, Michigan 48226.

     References in this Proxy Statement to fiscal 2003 mean the 12 months ended March 31, 2003.

                              GENERAL INFORMATION

     We will bear the expense of soliciting proxies, including the cost of preparing, printing and mailing the Notice of the 2003 Annual Meeting of Shareholders, the Proxy Statement, the 2003 Annual Report on Form 10-K and the accompanying proxy card. We may supplement our solicitation of proxies by mail with personal interview, telephone or facsimile solicitation by our directors, officers and other regular employees. We will not pay any special compensation to them for these services. We have also retained Georgeson Shareholder Communications, Inc. to assist our solicitation of proxies, at an approximate cost of $8,000 plus reasonable expenses. We will request that brokers, nominees and other similar record holders forward proxy material to the beneficial owners of our common shares, and we will reimburse them upon request for their reasonable expenses incurred in forwarding such material.

     Holders of record of our common shares at the close of business on July 1, 2003 are entitled to notice of the 2003 Annual Meeting of Shareholders and to vote at the meeting. On July 1, 2003, we had 382,682,011 outstanding common shares, our only class of stock outstanding. Each of these shares is entitled to one vote on each matter submitted for a vote at the meeting. The presence, either in person or by proxy, of the holders of at least a majority of these outstanding common shares is necessary to constitute a quorum at the 2003 Annual Meeting of Shareholders.

     All valid proxies that are properly signed, dated and returned in time for the meeting will be voted as specified in the proxy. IF NO SPECIFICATION IS MADE, THE PROXIES WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES LISTED.

     If any other matters requiring a shareholder vote properly come before the meeting, the persons appointed as proxies in the enclosed proxy card will vote with respect to such matters in accordance with their best judgment, to the extent permitted by law.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     BOARD OF DIRECTORS

     The Board of Directors is responsible for our overall affairs. The Board of Directors held five meetings this past fiscal year. Other than Ms. Chappell and Mr. Grabe, each of the directors attended more than 75 percent of the meetings of the Board and the committees of which they were a member. Standing committees of the Board include an Audit Committee, a Compensation Committee and a Nominating/ Governance Committee. In October 2002, the Board of Directors added three additional standing committees, including a Diversity/Community Relations Committee, a Shareholder Relations Committee and a Strategic Planning Committee.

     AUDIT COMMITTEE

     The Audit Committee currently consists of Dr. Didier, Mr. Halling, Dr. Price and Mr. Prowse. Mr. Prowse joined the Audit Committee in May 2002 and Dr. Price replaced Mr. Weicker on the Audit Committee in October 2002. During fiscal 2003, the Audit Committee consisted of Dr. Didier, Dr. Price and Messrs. Halling, Prowse and Weicker. Each member of our Audit Committee is an independent director as independence is defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards, as those standards have been modified or supplemented. In addition, the Board of Directors determined that all of the members of the Audit Committee are financially literate, and determined that Mr. Halling qualifies as the financial expert on the Audit Committee, as defined by the rules and regulations of the Securities and Exchange Commission. The Audit Committee met six times during the past fiscal year.

     The Audit Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. A complete copy of the Committee's revised charter is included as an appendix to this Proxy Statement. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to our financial reporting process, our system of internal controls, our significant accounting policies and procedures, our internal and external audit process and the legal compliance and ethics program that management and the Board have established. The Audit Committee also provides an avenue for communication between internal auditors, the independent accountants and the Board.

     AUDIT COMMITTEE REPORT

     Our Audit Committee has:

     - reviewed and discussed our audited financial statements for the fiscal year ended March 31, 2003 with our management;

     - discussed with our independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
       380), as it has been modified or supplemented;

     - received the written disclosures and the letter from our independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as it has been modified or supplemented; and

     - discussed with our independent accountants our accountants' independence.

     Based on the review and discussions described above in this paragraph, our Audit Committee recommended to our Board of Directors that the audited financial statements for the fiscal year ended March 31, 2003 be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2003 for filing with the Securities and Exchange Commission.

                                          By the Audit Committee,
                                          Elaine K. Didier
                                          William R. Halling
                                          Glenda D. Price
                                          W. James Prowse

     COMPENSATION COMMITTEE

     The Compensation Committee currently consists of three directors, Ms. Nelson and Messrs. Grabe and Weicker, none of whom is an employee of Compuware or its subsidiaries. Ms. Nelson replaced Mr. Halling on the Compensation Committee in October 2002. The Compensation Committee is organized and conducts its business pursuant to a written charter adopted by the Board of Directors. The Compensation Committee administers the Company's executive compensation and stock option programs. The Committee also makes recommendations to the Board of Directors on organization, succession and compensation, including stock option programs and benefit plans, individual salary rates, supplemental compensation and management special awards, the appointment of consultants and similar matters where Board approval is required. The Compensation Committee met four times during the past fiscal year.

     DIVERSITY/COMMUNITY RELATIONS COMMITTEE

     The Diversity/Community Relations Committee was formed in October 2002 and consists of Mr. Archer, Ms. Chappell, Dr. Didier and Dr. Price. The Diversity/Community Relations Committee makes recommendations to assist the Company in achieving its initiatives regarding diversity and community relations. The major objectives of the diversity initiatives are to (i) create an inclusive environment that recognizes, understands, utilizes and values the contributions of all employees; (ii) advance efforts that will attract, develop and retain a diverse slate of employees and candidates; (iii) enhance affirmative opportunities to attract diverse vendors; (iv) build relationships with organizations that are diverse; and (v) develop strategies to assist with the diversity initiatives. The Diversity/Community Relations Committee met three times during the past fiscal year.

     NOMINATING/GOVERNANCE COMMITTEE

     The Nominating/Governance Committee consists of five individuals, Messrs. Bedi, Grabe, Halling, Prowse and Weicker, all of whom were appointed to the Committee in October 2002. None of the individuals are employees of Compuware or its subsidiaries. Prior to October 2002, the Committee consisted of Messrs. Karmanos, Romney and Thomas M. Costello, Jr., the Company's General Counsel. The Committee makes recommendations to the Board of Directors on the election of officers and the nomination of new members to the Board of Directors. The Committee met one time during fiscal 2003. The Committee will consider nominees recommended by the shareholders. The procedure for making nominations is described under "Shareholder Proposals."

     SHAREHOLDER RELATIONS COMMITTEE

     The Shareholder Relations Committee was formed in October 2002 and consists of Ms. Chappell, Ms. Nelson and Messrs. Prowse and Romney. The Shareholder Relations Committee oversees the Company's shareholder relations policies and programs so that the Company's communications with shareholders are timely, relevant, accurate and, pursuant to the advice of legal counsel, meet all legal obligations to investors. The Committee provides strategic oversight for shareholder communications and related processes so that investors and potential investors have access to relevant information about the Company's vision, mission and operating results. The Shareholder Relations Committee, in cooperation with the Company's management, met one time during the past fiscal year.

     STRATEGIC PLANNING COMMITTEE

     The Strategic Planning Committee was formed in October 2002 and consists of Ms. Chappell and Messrs. Archer, Bedi and Romney. The Strategic Planning Committee, in cooperation with the Company's management, identifies business issues facing the Company, and recommends potential strategies to solve those issues. The Strategic Planning Committee met two times during the past fiscal year.

            SECURITY OWNERSHIP OF MANAGEMENT AND MAJOR SHAREHOLDERS

     The following table shows, as of July 1, 2003, the beneficial ownership of our common shares by all directors and executive officers as a group, by each current director, by each executive officer named in the Summary Compensation Table and by all persons known to us to beneficially own more than five percent of our outstanding common shares. The number of shares beneficially owned is determined according to Securities and Exchange Commission rules and is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire on July 1, 2003 or within 60 days thereafter through the exercise of any stock option or other right. Except as otherwise noted, each beneficial owner identified in the table below has sole voting and investment power with respect to the shares shown in the table.

                                                                 AMOUNT AND NATURE OF      PERCENT
                  NAME OF BENEFICIAL OWNER                      BENEFICIAL OWNERSHIP(1)    OF CLASS
                  ------------------------                      -----------------------    --------
Dennis W. Archer............................................               5,700                *
Gurminder S. Bedi...........................................                   0                *
Elizabeth A. Chappell.......................................             221,899(2)             *
Elaine K. Didier............................................             205,625                *
Laura L. Fournier...........................................             498,969                *
William O. Grabe............................................             359,434                *
William R. Halling..........................................             334,061                *
Henry A. Jallos.............................................           2,815,861                *
Peter Karmanos, Jr..........................................          21,419,071(3)           5.5%
Joseph A. Nathan............................................           5,146,290(4)           1.3%
Faye Alexander Nelson.......................................                   0                *
Glenda D. Price.............................................                   0                *
W. James Prowse.............................................           2,346,305(5)             *
G. Scott Romney.............................................             317,997(6)             *
Lowell P. Weicker, Jr.......................................             116,159                *
Tommi A. White..............................................              19,286(7)             *
All executive officers and directors as a group (17
  persons)..................................................          34,393,678(8)           8.6%
Dodge & Cox.................................................          46,644,528(9)          12.2%
FMR Corp....................................................          29,112,017(10)          7.6%
Ahmet H. Okumus.............................................          19,359,582(11)          5.1%

-------------------------
  *  Less than one percent

 (1) The column includes shares held for officers and directors through our ESOP and shares that the individual has the right to acquire on July 1, 2003 or within 60 days thereafter, as set forth below.

                            NAME                                ESOP SHARES    OPTION SHARES
                            ----                                -----------    -------------
Dennis W. Archer............................................           --            5,500
Gurminder S. Bedi...........................................           --                0
Elizabeth A. Chappell.......................................           --          199,573
Elaine K. Didier............................................           --          201,525
Laura L. Fournier...........................................       20,025          439,110
William O. Grabe............................................           --          183,997
William R. Halling..........................................           --          284,559
Henry A. Jallos.............................................       34,294        2,764,311
Peter Karmanos, Jr..........................................      378,782        5,384,333
Joseph A. Nathan............................................      189,242        4,326,772
Faye Alexander Nelson.......................................           --                0
Glenda D. Price.............................................           --                0
W. James Prowse.............................................      136,182        1,135,731
G. Scott Romney.............................................           --          256,899
Lowell P. Weicker, Jr.......................................           --          116,159

                            NAME                                ESOP SHARES    OPTION SHARES
                            ----                                -----------    -------------
Tommi A. White..............................................        1,052                0
Officer and Director Group..................................      787,809       15,843,563

-------------------------
 (2) Includes 24 shares held by Ms. Chappell's child.

 (3) Includes (a) 3,425,978 shares owned by Mr. Karmanos's trusts, as to which Mr. Karmanos has shared dispositive power for 47,272 of the 3,425,978 shares; (b) 5,808,978 shares held by Mr. Karmanos's partnerships, as to which Mr. Karmanos has shared voting and dispositive power; and (c) 6,421,000 shares held by Mr. Karmanos's stock LLC, with respect to which shares Mr. Karmanos has no dispositive power. Does not include 1,038,713 shares owned by Mr. Karmanos's wife. Mr. Karmanos has no voting or dispositive power with respect to his wife's shares and disclaims beneficial ownership of them. Mr. Karmanos's address is Compuware Corporation, One Campus Martius, Detroit, Michigan 48226.

 (4) Includes (a) 43,692 shares owned by Mr. Nathan; (b) 286,584 shares owned jointly by Mr. Nathan and his wife; and (c) 300,000 shares, with respect to which shares Mr. Nathan has no dispositive power.

 (5) Includes (a) 574,392 shares owned by Mr. Prowse's trust and (b) 500,000 shares, with respect to which shares Mr. Prowse has no dispositive power.

 (6) Includes 3,000 shares owned by Mr. Romney's wife, with respect to which shares Mr. Romney has no voting or dispositive power.

 (7) Includes 3,000 shares owned by Ms. White's husband, with respect to which shares Ms. White has no voting or dispositive power.

 (8) See notes (2), (3), (4), (5), (6) and (7) for information on shares with respect to which persons included in the group do not currently have sole voting and investment power.

 (9) Based solely on a Schedule 13G, dated February 13, 2003, filed by Dodge & Cox with the Securities and Exchange Commission disclosing ownership as of December 31, 2002. Dodge & Cox's address is One Sansome St., 35th Floor, San Francisco, California 94104. According to the Schedule 13G, Dodge & Cox has sole voting power with respect to 42,820,128 shares, shared voting power with respect to 927,200 shares and sole dispositive power with respect to 46,644,528 shares.

(10) Based solely on a Schedule 13G, dated February 13, 2003, filed by FMR Corp. with the Securities and Exchange Commission disclosing ownership as of December 31, 2002. FMR Corp's address is 82 Devonshire St., Boston, Massachusetts 02109. According to their joint Schedule 13G, FMR Corp. has sole voting power with respect to 1,088,663 shares, and FMR Corp., Edward
     C. Johnson 3d and Abigail P. Johnson each have sole dispositive power with respect to 29,112,017 shares.

(11) Based solely on a Schedule 13G, dated August 13, 2002, filed by Ahmet H. Okumus with the Securities and Exchange Commission disclosing ownership as of August 7, 2002. Mr. Okumus's address is 575 Lexington Ave., 7th Floor, New York, NY 10022. According to their joint Schedule 13G, Mr. Okumus has shared voting and dispositive power with respect to 19,359,582 shares, Okumus Capital, LLC has shared voting and dispositive power with respect to 14,729,992 shares, Okumus Opportunity Fund, Ltd. has shared voting and dispositive power with respect to 6,547,200 shares, Okumus Opportunity Partners, LP and Okumus Advisors, LLC each have shared voting and dispositive power with respect to 2,317,300 shares, Okumus Technology Value Fund, Ltd. has shared voting and dispositive power with respect to 2,470,720 shares, Okumus Technology Value Partners, LP and Okumus Technology Advisors, LLC each have shared voting and dispositive power with respect to 1,390,170 shares, Okumus Market Neutral Fund, Ltd. has shared voting and dispositive power with respect to 5,712,072 shares, and Okumus Market Neutral Partners, LP and Okumus Market Neutral Advisors, LLC each have shared voting and dispositive power with respect to 922,120 shares.

                            I. ELECTION OF DIRECTORS

NOMINEES

     Our Board of Directors proposes that the 12 directors named below, constituting our entire Board of Directors, be elected as our directors, each to hold office until the 2004 Annual Meeting of Shareholders and until his or her successor is elected and qualified. If a quorum is present, the 12 nominees receiving the greatest number of votes cast at the meeting or its adjournment will be elected. Withheld votes will not be deemed votes cast in determining which nominees receive the greatest number of votes cast, but will be counted for purposes of determining whether a quorum is present.

     All nominees for election have indicated their willingness to serve, if elected. If any of them is unable or declines to serve as a director, the proxy holders intend to vote the proxies in accordance with their best judgment for the election of another person nominated in accordance with our Bylaws.

     A brief summary of each nominee's principal occupation and other information follows:

     PETER KARMANOS, JR.

     Mr. Karmanos, age 60, one of our founders, has served as one of our directors since our inception in April 1973, as our Chairman of the Board since November 1978 and as our Chief Executive Officer since July 1987. Mr. Karmanos is also a director of Taubman Centers, Inc. and Worthington Industries, Inc.

     DENNIS W. ARCHER

     Mr. Archer, age 61, has served as one of our directors since January 2002. Mr. Archer has been a member and Chairman of the law firm of Dickinson Wright PLLC since January 2002. The law firm serves as counsel to us. Mr. Archer served as mayor of the city of Detroit, Michigan from January 1994 through December 2001 and as an Associate Justice of the Supreme Court of the State of Michigan from 1986 to 1990. Mr. Archer is the immediate past president of the National League of Cities, is a director of Johnson Controls, Inc. and is the President-Elect Nominee of the American Bar Association.

     GURMINDER S. BEDI

     Mr. Bedi, age 55, has served as one of our directors since October 2002. Mr. Bedi is a private investor. He served as Vice President of Ford Motor Company from October 1998 through his retirement in December 2001. Mr. Bedi served as Vehicle Line Director at Ford Motor Company from October 1996 through October 1998 and in a variety of other managerial positions at Ford for over 30 years. Mr. Bedi is also a director of Meridian Automotive Systems, Inc.

     ELIZABETH A. CHAPPELL

     Ms. Chappell, age 45, has served as one of our directors since October 1997. Ms. Chappell has served as President of The Economic Club of Detroit since April 2002 and has been a business consultant in private practice since January 2001. From January 2000 until January 2001, Ms. Chappell served as our Executive Vice President, Communications and Investor Relations. From September 1994 through December 1999, Ms. Chappell served as the Chief Executive Officer of The Chappell Group, Inc., a consulting firm. Ms. Chappell is also a director of Handleman Company.

     ELAINE K. DIDIER

     Dr. Didier, age 55, has served as one of our directors since October 1997. Dr. Didier has been the Dean of the University Library and Professor at Oakland University since August 1999. Dr. Didier served as the Interim Director of Academic Outreach at the University of Michigan from 1997 until March 1999. Prior to that appointment, Dr. Didier held other positions with the University of Michigan since 1977, including Associate Dean of the Graduate School and Director of Information Resources at the School of Business Administration.

     WILLIAM O. GRABE

     Mr. Grabe, age 65, has served as one of our directors since April 1992. Mr. Grabe is a Managing Member of General Atlantic Partners, LLC, a private equity firm focused exclusively on investing in information technology, process outsourcing and communications businesses on a global basis, and has been affiliated with General Atlantic Partners, LLC or its predecessor since April 1992. Mr. Grabe is also a director of Bottomline Technologies, Digital China Holdings, Ltd., Exact Holding N.V., Gartner, Inc., Firepond, Inc. and several privately held companies in which General Atlantic Partners, LLC is an investor.

     WILLIAM R. HALLING

     Mr. Halling, age 64, has served as one of our directors since October 1996. Mr. Halling is a private investor. Mr. Halling served as the President of The Economic Club of Detroit from May 1995 through March 2002. Mr. Halling is also a director of Detroit Legal News. Mr. Halling is a certified public accountant. Mr. Halling served as a director for KPMG LLC from October 1990 through June 1993 and as Managing Partner, Michigan/Toledo business unit, from August 1986 through June 1993.

     FAYE ALEXANDER NELSON

     Ms. Nelson, age 50, has served as one of our directors since October 2002. Ms. Nelson is Vice President of Government Affairs for Wayne State University. Prior to joining Wayne State in February 1996, Ms. Nelson was employed by Kmart Corporation for 15 years and served in the positions of Director of Government Affairs and Senior Corporate Attorney. Ms. Nelson serves on the board of several community and civic organizations, including the Michigan Economic Growth Authority, the National Conference for Community and Justice and the Michigan Women's Foundation.

     GLENDA D. PRICE

     Dr. Price, age 63, has served as one of our directors since October 2002. Dr. Price has served as the president of Marygrove College since 1998. Prior to assuming her responsibilities at Marygrove, Dr. Price was the Provost at Spelman College in Atlanta. Dr. Price has held positions as faculty and administrator at several academic institutions, as well as practicing as a clinical laboratory scientist. Dr. Price is also a director of LaSalle Bank Corporation, a member of the ABN AMRO Group.

     W. JAMES PROWSE

     Mr. Prowse, age 60, has served as one of our directors since December 1986. Mr. Prowse is a private investor. He began his employment with us in 1984 and served as our Executive Vice President from February 1998 through March 1999. From January 1992 through January 1998, Mr. Prowse served as our Senior Vice President.

     G. SCOTT ROMNEY

     Mr. Romney, age 62, has served as one of our directors since January 1996. Mr. Romney has been a partner at Honigman Miller Schwartz and Cohn LLP, a law firm, since 1977. The law firm serves as counsel to us.

     LOWELL P. WEICKER, JR.

     Mr. Weicker, age 72, has served as one of our directors since October 1996. Mr. Weicker is a private investor. He currently serves as President of the Board of Directors of the Trust for America's Health, and is on the Board of Directors of HPSC, Inc., UST Corporation, Phoenix Duff & Phelps Mutual Funds, World Wrestling Entertainment and the National Library of Medicine of the National Institute of Health. Mr. Weicker was Chairman, The Century Fund Commission, a charitable commission, from January 2001 through December 2001 and Chairman, Pew Foundation Environmental Health Commission, a charitable commission, from January 2000 until December 2000. From 1990 through 1994, Mr. Weicker served as the Governor of Connecticut, and from 1970 through 1988, as a U.S. Senator from Connecticut.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THESE NOMINEES.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

SUMMARY COMPENSATION TABLE

     The following table sets forth information for the fiscal years indicated concerning the compensation of (1) our Chief Executive Officer and (2) our four other most highly compensated executive officers who were serving as executive officers on March 31, 2003. These executive officers are collectively referred to as the Named Officers.

                           SUMMARY COMPENSATION TABLE

                                                                                 LONG-TERM
                                                                               COMPENSATION
                                                                               -------------
                                                                                  AWARDS
                                                                               -------------
                                                      ANNUAL COMPENSATION       SECURITIES       ALL OTHER
                                                     ----------------------     UNDERLYING      COMPENSATION
       NAME AND PRINCIPAL POSITION           YEAR    SALARY($)    BONUS($)     OPTIONS(#)(1)       ($)(2)
       ---------------------------           ----    ---------    --------     -------------    ------------
Peter Karmanos, Jr. .....................    2003     950,000             0        570,000        185,000
  Chairman of the Board and                  2002     950,000       700,000      3,380,000        185,000
  Chief Executive Officer                    2001     700,000             0      1,128,015        185,000
Joseph A. Nathan.........................    2003     750,000             0        450,000              0
  President and Chief Strategy Officer       2002     750,000       600,000      2,961,835              0
                                             2001     600,000             0      1,057,544              0
Tommi A. White(3)........................    2003     600,000             0        360,000              0
  Chief Operating Officer                    2002     350,000       400,000      1,000,000              0
Henry A. Jallos..........................    2003     500,000             0        300,000              0
  Executive Vice President,                  2002     500,000       500,000      1,200,000              0
  Global Account Management                  2001     500,000             0        203,509              0
Laura L. Fournier........................    2003     300,000             0        120,000              0
  Senior Vice President,                     2002     275,000       131,250        330,000              0
  Chief Financial Officer and Treasurer      2001     262,500             0         75,968              0

-------------------------
(1) Amounts include options granted pursuant to our Replacement Stock Option Program, under which the Named Officers may request a replacement option grant at the time of exercise if they pay the exercise price and/or withholding taxes by surrendering their stock to us. See "Option Grants in Last Fiscal Year."

(2) In each of the past three fiscal years, we paid approximately $185,000 in life insurance premiums in connection with a split-dollar life insurance arrangement on the life of Mr. Karmanos. In connection with that arrangement, the insurance premiums allocable to term life insurance and a portion of the premiums allocable to whole life insurance were paid by Mr. Karmanos's children or trusts for their benefit. We paid the remainder of the premiums. Mr. Karmanos's children and trusts will repay the premiums paid by us on the earliest to occur of (1) Mr. Karmanos's death or retirement, (2) the cancellation of the policies, or (3) the transfer of the policies to Mr. Karmanos's children or trusts for their benefit.

(3) Ms. White began her employment with us in September 2001.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth information concerning individual grants of stock options made during the last fiscal year to each of the Named Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                INDIVIDUAL GRANTS
                              -----------------------------------------------------           POTENTIAL
                                                  % OF                                   REALIZABLE VALUE AT
                                                 TOTAL                                      ASSUMED ANNUAL
                                NUMBER OF       OPTIONS                                  RATES OF STOCK PRICE
                               SECURITIES      GRANTED TO                                    APPRECIATION
                               UNDERLYING      EMPLOYEES     EXERCISE                     FOR OPTION TERM(2)
                                 OPTIONS       IN FISCAL      PRICE      EXPIRATION    ------------------------
           NAME               GRANTED(#)(1)       YEAR        ($/SH)        DATE         5%($)         10%($)
           ----               -------------    ----------    --------    ----------      -----         ------
Peter Karmanos, Jr. ......       570,000         9.54%        $6.960     5/22/2012     $2,532,090    $6,381,832
Joseph A. Nathan..........       450,000         7.53%         6.960     5/22/2012      1,999,018     5,038,289
Tommi A. White............       360,000         6.02%         6.960     5/22/2012      1,599,214     4,030,631
Henry A. Jallos...........       300,000         5.02%         6.960     5/22/2012      1,332,679     3,358,859
Laura L. Fournier.........       120,000         2.01%         6.960     5/22/2012        533,071     1,343,544

-------------------------
(1) Fifty percent of the option becomes exercisable on the third year anniversary of the date of grant, and 25 percent of the option shares vest on the fourth year and fifth year anniversaries of the date of grant. The option shares accelerate and are 100 percent exercisable in the event of death or disability and may be included by the Named Officer in the Replacement Program. Under the Replacement Program, the Named Officer may request, no more than twice in a calendar year, a replacement option grant at the time of exercise if the Named Officer pays the exercise price and/or withholding taxes by surrendering their stock to us. The Named Officer receives a replacement option grant equal to the number of shares surrendered for the exercise price and/or the withholding taxes. Replacement options are 100% exercisable on the date of grant which is the date of the related exercise.

(2) These amounts represent the value of the options at the end of its term, assuming the market price of the common shares appreciates at annually compounded rates of five percent and 10 percent. These amounts represent only assumed rates of appreciation in accordance with rules adopted by the Securities and Exchange Commission. Actual gains, if any, will be dependent on overall market conditions and on future performance of the common shares.

OPTION HOLDINGS

     The following table sets forth information concerning the value of unexercised options held by each of the Named Officers as of March 31, 2003.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                               NUMBER OF UNEXERCISED
                                SHARES                          OPTIONS AT FY-END(#)
                              ACQUIRED ON       VALUE       ----------------------------
           NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE
           ----               -----------    -----------    -----------    -------------
Peter Karmanos, Jr. ......           0         $    0        4,389,333       3,745,000
Joseph A. Nathan..........           0              0        3,556,770       2,773,335
Tommi A. White............           0              0                0       1,360,000
Henry A. Jallos...........           0              0        2,269,977       1,687,667
Laura L. Fournier.........       8,640          4,968          341,817          44,043

                                VALUE OF UNEXERCISED
                                IN-THE-MONEY OPTIONS
                                  AT FY-END($)(1)
                            ----------------------------
           NAME             EXERCISABLE    UNEXERCISABLE
           ----             -----------    -------------
Peter Karmanos, Jr. ......    $25,600           $0
Joseph A. Nathan..........          0            0
Tommi A. White............          0            0
Henry A. Jallos...........          0            0
Laura L. Fournier.........     17,040            0

-------------------------
(1) Represents the difference between the closing price on The NASDAQ National Market of the underlying common shares on March 31, 2003 ($3.39) and the aggregate exercise price of the outstanding options.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     GENERAL COMPENSATION PHILOSOPHY

     A basic philosophy of Compuware Corporation is that executive officers, including the Company's Chief Executive Officer ("CEO"), and certain other key executive employees have a meaningful portion of their total compensation tied to the Company's profitability. In furtherance of this philosophy, key employees participate in an executive incentive compensation program.

     COMPENSATION FOR EXECUTIVES

     Under the executive incentive compensation program, a participant's compensation is comprised of their base salary and certain incentives. Incentive awards are based on an established percentage of the participant's base salary and are tied to the Company's business objectives. The incentives include (i) a cash bonus, which is earned and paid only if the Company achieves specified earnings per share ("EPS") and/or revenue targets, and (ii) stock options, which are structured to vest over a five-year period. Since incentive awards account for a large percentage of total compensation and since such awards are tied to the Company's business objectives, the largest variable in determining total compensation of the CEO, the executive officers, and other participants in the incentive compensation program is the Company's profitability and revenue growth.

     The Compensation Committee consulted with Towers Perrin in its review of the compensation of the CEO and other executive officers and in March 2003 adopted a revised executive incentive compensation program, which was made effective in fiscal 2004. Consistent with prior programs, the revised program is structured to reward participants with incentive opportunities when the Company achieves its established financial objectives. Beginning in fiscal 2004, executives also participate in a performance cash incentive plan, which is structured to vest over a three-year period and which the participant is eligible to earn only if the Company achieves specified EPS and/or revenue targets.

     In setting base salaries for the CEO and the executive officers, the Compensation Committee, which is comprised of non-employee directors, has reviewed information provided by Towers Perrin regarding compensation paid by other technology companies of similar size to officers with similar responsibilities. Other than the Company's Chief Financial Officer ("CFO"), none of the Named Officers received a salary increase in fiscal 2003 or fiscal 2004.

     In fiscal 2003, stock option grants issued to the Named Officers were determined by dividing the target total cash compensation by five. Target total cash compensation represented 300% (or 200% for the CFO) of the executive's base salary. The actual annualized salary as of April 1, 2002 was used in calculating the fiscal 2003 target total cash compensation.

     COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

     The Company's CEO, Mr. Karmanos, did not receive a salary increase in fiscal 2003 or fiscal 2004. Under the executive compensation incentive compensation program in fiscal 2003, the executive officers, including Mr. Karmanos, were eligible to receive an annual incentive if specified EPS and revenue targets were achieved. The targets were not achieved for fiscal 2003 and as a result executive officers, including Mr. Karmanos, did not receive a cash incentive under the terms of the incentive arrangement.

     Like other executive officers who were eligible to participate in the executive incentive compensation program in fiscal 2003, Mr. Karmanos was granted options in May 2002. The option grants were structured to encourage long-term loyalty to the Company and will have value only to the extent that the market price of the stock increases over the market value on the grant date. Fifty percent of the option shares become exercisable on the third anniversary of the date of grant, 25 percent become exercisable on the fourth anniversary and the remainder become exercisable on the fifth anniversary.

     Consistent with the philosophy of the Company, profitability and revenue growth of the Company are the primary variables in the compensation to be paid to Mr. Karmanos in fiscal 2004. Under the revised program, Mr. Karmanos is eligible to receive a cash incentive, which will be earned and paid only if the Company achieves specified EPS and/or revenue targets. In addition, Mr. Karmanos will also participate in a performance cash incentive, which will vest over a three-year period and which Mr. Karmanos is eligible to earn only if the Company achieves specified EPS and/or revenue targets in fiscal 2004.

     DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to the Company's Chief Executive Officer and any of the four other most highly compensated executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Certain performance-based compensation is exempt from this limitation if it complies with the various conditions described in Section 162(m). Some of the Company's option plans contain a shareholder-approved restriction on the number of options that may be granted which is intended to cause compensation realized in connection with the exercise of options granted under these plans to be exempt from the restriction on deductibility.

     The Compensation Committee does not believe that the other components of our compensation program are likely to result in any payments to any executive officer which would be subject to the restriction on deductibility and which are in amounts that are material to Compuware. The Committee has concluded that no further action with respect to qualifying such compensation for deductibility is necessary at this time, but intends to continue to evaluate from time to time the advisability of qualifying future executive compensation programs for exemption from the Section 162(m) restriction on deductibility.

                                          By the Compensation Committee,
                                          William O. Grabe
                                          Faye Alexander Nelson
                                          Lowell P. Weicker, Jr.

PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return on our common shares with the cumulative total return of the Total Return Index for The NASDAQ Industry Index and the cumulative total return of the Total Return Index for NASDAQ Computer and Data Processing Services Stocks for the period from April 1, 1998 through March 31, 2003. The graph assumes the investment of $100 in our common shares and each of the two NASDAQ indexes on March 31, 1998 and the reinvestment of all dividends.

     The graph is presented in accordance with applicable legal requirements. You should be careful about drawing any conclusions from the data contained in the graph, because past results do not necessarily indicate future performance.

                              [PERFORMANCE CHART]

--------------------------------------------------------------------------------------------------------------------------
             Company/Index                 3/31/98       3/31/99       3/31/00       3/31/01       3/31/02       3/31/03
--------------------------------------------------------------------------------------------------------------------------
 Compuware Corp                             $100         $ 96.71       $ 85.32       $ 39.49       $ 52.29       $13.73
 NASDAQ Industry Index                      $100         $135.08       $250.99       $100.60       $101.32       $74.37
 NASDAQ Computer & Data Proc                $100         $162.85       $293.39       $ 99.73       $101.58       $73.96
--------------------------------------------------------------------------------------------------------------------------

COMPENSATION OF DIRECTORS

     Effective for fiscal 2003, the Board of Directors approved a revised director compensation arrangement for non-employee directors, including the 2002 Directors Phantom Stock Plan ("Plan"). Under the revised compensation arrangement, each non-employee director who is serving as a director on April 1 of each year is paid an annual retainer of $40,000. Each director who is serving as the chairperson of a Board committee receives an additional annual retainer of $5,000. Directors receive $2,500 for attending each Board meeting and $1,500 for attending each committee meeting.

     In addition, under the Plan, each non-employee director annually receives phantom stock units valued at $40,000, which are issued quarterly, in increments of $10,000. A phantom stock unit gives the non-employee director the right to receive the value of a share of the Company's common stock in cash upon vesting, which occurs upon the retirement of the director from the Board. Non-employee directors are also eligible to receive stock options if we achieve specified EPS and/or revenue targets. The targets were not achieved for fiscal 2003 and as a result non-employee directors did not receive stock options. All options issued will have an exercise price equal to the fair market value of the common shares on the date of grant, will become exercisable in four equal annual installments beginning on the first anniversary of the grant date, and will terminate 10 years after the grant date. We also reimburse non-employee directors for out-of-pocket expenses they incur in attending Board and committee meetings.

                                 OTHER MATTERS

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common shares and other equity securities. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file.

     To our knowledge, based solely on our review of the copies of such reports furnished to us during or with respect to fiscal 2003, or written representations that no Form 5 was required, a Form 4 disclosing one transaction was not filed in a timely manner for Mr. Nathan. Other than the form referenced, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater-than-10-percent beneficial owners were met during fiscal 2003.

RELATED-PARTY TRANSACTIONS

     We paid approximately $625,000 to Karmanos Printing and Graphics, Inc. for printing services, including the printing of our brochures, stationery, envelopes, business cards, invoices and other office supplies for fiscal 2003. We believe that such printing services were provided to us on terms that were no less favorable to us than could have been obtained from unaffiliated third parties. George Karmanos, the brother of Peter Karmanos, Jr., our Chairman of the Board and Chief Executive Officer, and George's wife, are the owners of Karmanos Printing and Graphics.

     In fiscal 2003, we received $80,000 for web-development and web-hosting services and we paid a total of approximately $1,330,000 in ticket, advertising, office rental and suite license fees to certain major and minor league sports venues, including arenas and teams located in Raleigh, North Carolina, Plymouth, Michigan and Ft. Myers, Florida. These arenas and teams are owned, managed or controlled by entities owned and controlled by interests of Peter Karmanos, Jr., our Chairman of the Board and Chief Executive Officer, and Thomas Thewes, our former director and Vice-Chairman of the Board. This amount includes the approximately $858,000 we paid to Compuware Sports Corporation pursuant to a Promotion Agreement dated September 8, 1992. The Promotion Agreement automatically renews for successive one-year terms, unless terminated by either party with 60 days notice. The total amount also includes the approximately $269,000 we paid to an entity owned and controlled by Mr. Karmanos pursuant to an Advertising Agreement, dated December 1, 1996, which agreement includes the right to name the Plymouth, Michigan arena "Compuware Arena" and the placement of fixed advertising in and about the arena. The Advertising Agreement will terminate on November 30, 2016.

     As a benefit to various employees of the Company, we occasionally invite them to vacation in condominium units which were recently acquired from an unaffiliated third party by a trust in which Mr. Karmanos is the trustee and beneficiary. These units were acquired by the trust as an accommodation to the Company in order to preserve this valuable incentive for the Company's employees. We paid the trust approximately $102,000 for rental fees for the condominium units in fiscal 2003. We believe that the rental rates paid by us are at or below market rates and are no less favorable to us than we could have obtained from unaffiliated third parties.

     Dennis W. Archer, one of our directors, is a partner in the law firm of Dickinson Wright PLLC. We engaged the Dickinson firm to perform legal services in fiscal 2003, and we expect to continue to engage the Dickinson firm to perform legal services in fiscal 2004.

     G. Scott Romney, one of our directors, is a partner in the law firm of Honigman Miller Schwartz and Cohn LLP. We engaged the Honigman firm to perform legal services in fiscal 2003, and we expect to continue to engage the Honigman firm to perform legal services in fiscal 2004.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

     Deloitte & Touche LLP ("Deloitte") acted as our independent public accountants and audited our consolidated financial statements for the fiscal year ended March 31, 2003. Our Audit Committee has not yet completed its evaluation of the fiscal 2003 audit process. As a result, the selection of the independent accountants to audit our fiscal 2004 financial statements will be made by the Audit Committee at a later date, but prior to the rendering of any services in connection with such engagement. Representatives from Deloitte are expected to be present at the 2003 Annual Meeting of Shareholders and will have the opportunity to make a statement at the meeting if they desire to do so. Their representatives will also be available to respond to appropriate questions.

     AUDIT FEES

     The aggregate fees billed by Deloitte for professional services rendered for the audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q were $758,230 for fiscal year ended March 31, 2003 and $833,349 for fiscal year ended March 31, 2002.

     AUDIT-RELATED FEES

     The aggregate fees billed by Deloitte for professional services rendered for audit-related fees were $58,050 for fiscal year ended March 31, 2003 and $73,400 for fiscal year ended March 31, 2002.

     TAX FEES

     The aggregate fees billed by Deloitte for tax-related services were $820,666 for fiscal year ended March 31, 2003 and $1,437,127 for fiscal year ended March 31, 2002.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The aggregate fees billed for professional services rendered by Deloitte for fiscal year ended March 31, 2003 and fiscal year ended March 31, 2002 for
(1) directly or indirectly operating, or supervising the operation of, our information system or managing our local area network, (2) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements taken as a whole, were $0.

     ALL OTHER FEES

     The aggregate fees billed in fiscal 2003 for services rendered by Deloitte, other than for the services covered under the captions "Audit Fees," "Audit-Related Fees" and "Tax Fees" above, were $29,994. Deloitte did not render any such services in fiscal 2002.

     Our Audit Committee has considered whether the provision of the services covered under the captions "Audit-Related Fees," "Tax Fees," and "All Other Fees" is compatible with maintaining Deloitte's independence. The Audit Committee concluded that Deloitte is independent.

                             SHAREHOLDER PROPOSALS

     Proposals of shareholders that are intended to be presented at our 2004 Annual Meeting of Shareholders must be received by our Secretary at our offices, One Campus Martius, Detroit, Michigan 48226, no later than March 23, 2004 to be considered for inclusion in our Proxy Statement and proxy card relating to that meeting. In addition, our bylaws provide that, in order for a shareholder proposal or nomination to be properly brought before the 2004 Annual Meeting, we must receive written notice of such proposal or nomination and the information required by the bylaws on or before May 28, 2004. If the date for the 2004 Annual Meeting of Shareholders is significantly different than the first anniversary of the 2003 Annual Meeting of Shareholders, the bylaws and Securities and Exchange Commission rules provide for an adjustment to the notice periods described above. All proposals, whether intended to be included in the Company's proxy or not, should be sent by certified mail, return receipt requested and should satisfy the applicable informational requirements contained in the Company's bylaws and the rules of the Securities and Exchange Commission. We expect the persons named as proxies for the 2004 Annual Meeting of Shareholders to use their discretionary voting authority, to the extent permitted by law, with respect to any proposal presented at that meeting by a shareholder who does not provide us with written notice of such proposal complying with the applicable requirements on or before June 6, 2004.

                                    APPENDIX

                             COMPUWARE CORPORATION
                            AUDIT COMMITTEE CHARTER

I.  PURPOSE

     The Audit Committee is established by and amongst the Board of Directors for the primary purpose of assisting the board in:

     - overseeing the integrity of the Company's financial statements,

     - overseeing the Company's compliance with legal and regulatory requirements,

     - overseeing the independent auditor's qualifications and independence,

     - overseeing the performance of the company's internal audit function and independent auditor, and

     - overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

     Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures and practices at all levels. The Audit Committee should also provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing function, and the Board of Directors.

     The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting, or other advisors as deemed appropriate to perform its duties and responsibilities.

     The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditor and to any advisers that the audit committee chooses to engage.

     The Audit Committee will primarily fulfill its responsibilities by carrying out the activities enumerated in Section IV of this Charter. The Audit Committee will report regularly to the Board of Directors regarding the execution of its duties and responsibilities.

II.  COMPOSITION

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors (as defined by all applicable rules and regulations), and free from any relationship (including disallowed compensatory arrangements) that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices at the time of their appointment, and at least one member of the Committee shall be a "financial expert" in compliance with the criteria established by the SEC and other relevant regulations. The existence of such member(s) shall be disclosed in periodic filings as required by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Board shall elect the members of the Committee. Unless a chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.  MEETINGS

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet periodically with management, the director of the internal auditing function and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. The Committee should report to the Board of Directors following the meetings of the Committee.

IV.  RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Audit Committee shall:

     DOCUMENTS/REPORTS/ACCOUNTING INFORMATION REVIEW

     1. Review this Charter periodically, at least annually, and recommend to the Board of Directors any necessary amendments as conditions dictate.

     2. Review and discuss with management the Company's annual financial statements, and quarterly financial statements. Review other relevant reports rendered by the independent auditors (or summaries thereof).

     3. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K. Review the 10-Q prior to its filing.

     INDEPENDENT AUDITORS

     4. Appoint, compensate, and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. Review the performance of the independent auditors and remove the independent auditors if circumstances warrant. The independent auditors shall report directly to the audit committee and the audit committee shall oversee the resolution of disagreements between management and the independent auditors in the event that they arise.

     5. Review with the independent auditor any problems or difficulties and management's response; review the independent auditor's attestation and report on management's internal control report; and hold timely discussions with the independent auditors regarding the following:

       - all critical accounting policies and practices;

       - all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

       - other material written communications between the independent auditor and management including, but not limited to, the management letter and schedule of unadjusted differences; and

       - an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

     6. At least annually, obtain and review a report by the independent auditor describing:

       - the firm's internal control procedures;

       - any material issues raised by the most recent internal control review, peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

     7. Review and pre-approve nonaudit services to be provided by the independent auditor. Pre-approval may be given such that broadly defined predictable or recurring services may be pre-approved as permitted services by the Committee. Such broadly defined predictable or recurring permitted services would include such services as tax compliance, tax consulting and tax audit support. This duty may be delegated to one or more designated members of the audit committee with any such pre-approval reported to the Audit Committee at its next regularly scheduled meeting. Approval of nonaudit services shall be disclosed to investors in periodic reports required by Section 13(a) of the Securities Exchange Act of 1934.

     FINANCIAL REPORTING PROCESSES AND ACCOUNTING POLICIES

     8. In consultation with the independent auditors and the internal auditors, review the integrity of the organization's financial reporting processes (both internal and external), and the internal control structure (including disclosure controls).

     9. Review with management the effect of regulatory and accounting initiatives, as well as off-balance-sheet structures, on the financial statements of the Company.

     10. Review and approve all related-party transactions.

     11. Establish and maintain procedures for the receipt, retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

     12. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

     INTERNAL AUDIT

     13. Review activities, organizational structure, and qualifications of the internal audit function.

     14. Periodically review with the internal audit director any significant difficulties, disagreements with management, or scope restrictions encountered in the course of the function's work.

     ETHICAL AND LEGAL COMPLIANCE

     15. Periodically review Compuware's Code of Conduct and ensure that management has established a system to monitor and enforce this Code. Ensure that the code is in compliance with all applicable rules and regulations.

     16. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

     17. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

                                                                     CPUCM-PS-03

                              COMPUWARE CORPORATION

      Dear Shareholder,

      The enclosed proxy card relates to the 2003 Annual Meeting of Shareholders of Compuware Corporation. Also enclosed are Compuware Corporation's Notice of the Annual Meeting, Proxy Statement and 2003 Annual Report.

      Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

      Please mark the box on the proxy card to indicate how your shares should be voted. Then sign the card, detach it and return your proxy card in the enclosed postage-paid envelope. You may also vote your shares by Internet or telephone by following the instructions on the reverse side of this card.

      Your vote must be received prior to the Annual Meeting of Shareholders on August 26, 2003.

      Thank you in advance for your prompt consideration of this matter.

      Sincerely,

      Compuware Corporation




                                   DETACH HERE










                              COMPUWARE CORPORATION


The undersigned hereby appoints as Proxy, Thomas M. Costello, Jr. or Laura L. Fournier, with power of substitution, to vote the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Compuware Corporation, to be held on August 26, 2003 and at any adjournment(s) thereof.

THE PROXY WILL VOTE YOUR SHARES IN ACCORDANCE WITH YOUR DIRECTIONS ON THIS CARD. IF YOU DO NOT INDICATE YOUR CHOICE ON THIS CARD, THE PROXY WILL VOTE YOUR SHARES FOR ALL THE NOMINEES FOR DIRECTOR AS LISTED IN PROPOSAL 1 AND IN THEIR DISCRETION WITH RESPECT TO ANY AND ALL OTHER MATTERS BROUGHT BEFORE THE MEETING TO THE EXTENT PERMITTED BY APPLICABLE LAW.


                PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.


HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-------------------------------------     --------------------------------------
-------------------------------------     --------------------------------------
-------------------------------------     --------------------------------------

COMPUWARE CORPORATION

C/O EQUISERVE TRUST COMPANY N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694


                              VOTER CONTROL NUMBER
                          -----------------------------

                          -----------------------------

                YOUR VOTE IS IMPORTANT. PLEASE VOTE IMMEDIATELY.

       VOTE-BY-INTERNET                                                          VOTE-BY-TELEPHONE
1. LOG ON TO THE INTERNET AND GO TO    [COMPUTER ICON]                    1. CALL TOLL-FREE                    [TELEPHONE ICON]
   HTTP://WWW.EPROXYVOTE.COM/CPWR                                  OR        1-877-PRX-VOTE (1-877-779-8683)


2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE                           2. ENTER YOUR VOTER CONTROL NUMBER LISTED ABOVE AND
   AND FOLLOW THE EASY STEPS OUTLINED ON THE SECURED                         FOLLOW THE EASY RECORDED INSTRUCTIONS.
   WEBSITE.

  IF YOU VOTE OVER THE INTERNET OR BY TELEPHONE, PLEASE DO NOT MAIL YOUR CARD.



            DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL


/X/  PLEASE MARK
     VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.

 1. The election of 12 directors to serve until the next                                COMPUWARE CORPORATION
    Annual Meeting of Shareholders and until their
    successors are elected and qualified.

    NOMINEES: (01) Dennis W. Archer, (02) Gurminder S. Bedi,             In their discretion, the Proxy is also authorized to the
    (03) Elizabeth A. Chappell, (04) Elaine K. Didier, (05)              extent permitted by law, to vote on any and all other
    William O. Grabe, (06) William R. Halling, (07) Peter                matters as may properly come before the meeting,
    Karmanos, Jr., (08) Faye Alexander Nelson, (09) Glenda               including the authority to vote to adjourn the meeting.
    D. Price, (10) W. James Prowse, (11) G. Scott Romney,                The undersigned hereby revokes any proxy or proxies
    (12) Lowell P. Weicker, Jr.                                          heretofore given to vote upon or act with respect to said
                                                                         stock and hereby ratifies and confirms all that the Proxy
                                FOR                WITHHELD              named herein and their substitutes, or any of them, may
                                ALL     / /   / /  FROM ALL              lawfully do by virtue hereof. The undersigned
                              NOMINEES             NOMINEES              acknowledges receipt of the Notice of the Annual Meeting
                                                                         and the Proxy Statement, both dated July 21, 2003, and
                / /                                                      the 2003 Annual Report.
                   ----------------------------------------------
                   For all nominee(s) except as written above            MARK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING.  / /

                                                                         MARK BOX AT RIGHT IF ADDRESS CHANGE OR COMMENTS      / /
                                                                         HAVE BEEN NOTED ON THE REVERSE SIDE OF THIS CARD.


                                                                         Please be sure to sign and date this proxy card.






Signature:                           Date:                         Signature:                            Date:
           ------------------------       ----------------------             --------------------------        ---------------------
